                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 1, 1998
                                                           ------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                     1-11804                      34-1730488
--------------------------------------------------------------------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)



                   One Geon Center, Avon Lake, Ohio                44012
               ---------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code     440-930-1001
                                                              -----------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------

         The Geon Company today announced that it has completed the acquisition of Plast-O-Meric, Inc., a privately held custom formulator of vinyl plastisols and polyurethane systems. Plast-O-Meric is based in Sussex, Wisconsin and employs approximately 225 people. Sales in 1997 were $73 million.


Item 7(c).   Financial Statements, Pro Forma Financial Information and Exhibits
----------   ------------------------------------------------------------------

Exhibit 99.1 Press Release of June 1, 1998 announcing the acquisition of Plast-O-Meric, Inc.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE GEON COMPANY




                                                    By  \s\ Gregory L. Rutman
                                                       -------------------------
                                                         Secretary



Dated  June 2, 1998





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NEWS RELEASE

                    GEON COMPLETES PLAST-O-MERIC ACQUISITION


CLEVELAND, OHIO - June 1, 1998 - The Geon Company (NYSE: GON) today announced that it has completed the acquisition of Plast-O-Meric, Inc., a privately held custom formulator of vinyl plastisols and polyurethane systems.

Vinyl plastisols are highly plasticized compounds used primarily in applications such as wall coverings and metal and fabric coatings. Plast-O-Meric also manufactures automotive molding powders, vinyl screen printing inks and vinyl coating powders.

Plast-O-Meric, based in Sussex, Wisconsin has four United States manufacturing sites and approximately 225 employees. Sales in 1997 were $73 million. Plast-O-Meric, which will operate as a separate unit within Geon, is expected to be immediately accretive to earnings within a range of $0.05 to $0.10 per share annually, after goodwill and before synergies.

The Geon Company is a leading North American-based polymer service and technology company with operations in polyvinyl chloride (PVC) compounds and other value-added products and services, as well as in PVC resins. Headquartered in Avon Lake, Ohio, The Geon Company and its subsidiaries employ 2,300 people and have 21 manufacturing plants in the United States and Canada, and joint ventures in the United States, Europe, Australia and Southeast Asia. Geon recorded revenues of $1.25 billion for the year ended December 31, 1997.

                                       ***


    Media and Investor Contact:     Dennis Cocco,
                                    Vice President, Corporate & Investor Affairs
                                    (440) 930-1538